Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) entered into as of this 26th day of February, 2016 (the “Effective Date”) by and between the parties on the signature page to this Agreement (each, a “Purchaser”), and Cocrystal Pharma, Inc., a Delaware corporation (“COCP”) (collectively, the Purchaser and COCP are the “Parties”).

WHEREAS, this Agreement contemplates a transaction in which the Purchaser will purchase from COCP, and COCP will sell to the Purchaser, up to $15 million of COCP common stock on the terms contained below;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.             Sale and Purchase.  COCP agrees to sell and the Purchaser agrees to purchase a number of shares of COCP common stock (the “Shares”) as calculated on the signature page to this Agreement at a price per share equal to a 10% discount from the average closing price of the Shares on the OTC Markets for the five trading days prior to February 26, 2016 which is $0.51 per Share. All funds shall be wired to COCP within three business days in accordance with Exhibit A. The Purchaser acknowledges that certain former holders of the Company’s preferred stock certain rights of first refusal (the “ROFR”). In order to promptly close the sale of the Shares prior to expiration of the ROFR exercise period, the Company and the Purchaser agree that to the extent that any such former preferred stockholders exercise their ROFR rights and elect to purchase Shares the total purchases pursuant to this Agreement and the ROFR may exceed $15 million and the Company shall use such excess to fund its operations.

2.             Representations and Warranties of COCP.  As an inducement to the Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, COCP hereby makes the following representations and warranties, each of which is materially true and correct on the date hereof:

2.1           Organization.  COCP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly authorized to conduct business as currently conducted.

2.2           Authority.  COCP has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of COCP, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by COCP.

2.3           Non-Contravention.  The execution and delivery of this Agreement by COCP and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which COCP is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to COCP.

2.4           Litigation.  There are no actions, suits, or proceedings pending or, to the best of COCP’s knowledge, threatened, which could in any manner restrain or prevent COCP from effectually and legally selling the Shares pursuant to the terms and provisions of this Agreement.  COCP is not a party to any litigation except as has been disclosed in its Form 10-K filed with the Securities and Exchange Commission (the “SEC”).

2.5           Brokers’ Fees.  COCP has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

2.6           Reporting Company.  COCP is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”) and has a class of common stock registered pursuant to Section 12(g) of the Exchange Act.

2.7           SEC Reports. COCP has filed with the SEC all reports required to be filed since January 1, 2014, none of the reports filed with the SEC contained any material statements which were not true and correct or omitted to state any statements of material fact necessary in order to make the statements made not misleading.

2.8           Outstanding Securities.  All issued and outstanding shares of capital stock and equity interests in COCP have been duly authorized and validly issued and are fully paid and non-assessable.

2.9           No Material Adverse Change.  Since November 16, 2015 (filing date of the last Form 10-Q), there has not been individually or in the aggregate a Material Adverse Change with respect to COCP. For the purposes of this Agreement, “Material Adverse Change” means any event, change or occurrence which, individually or together with any other event, change, or occurrence, could result in a material adverse change on COCP or material adverse change on its business, assets, financial condition, or results of operations. Provided, however, a Material Adverse Change does not exist solely because (i) there are changes in the economy, credit markets or capital markets, or (ii) changes generally affecting the industry in which COCP operates.

3.             Representations and Warranties of the Purchaser.  As an inducement to COCP to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties, each of which is materially true and correct on the date hereof and will be materially true and correct on the closing date:

3.1           Authority.  The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Purchaser.

3.2           Non-Contravention. The execution and delivery of this Agreement by the Purchaser and the observance and performance of the terms and provisions of this Agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it.

3.3           Litigation There are no actions, suits, or proceedings pending or, to the best of the Purchaser’s knowledge, threatened, which could in any manner restrain or prevent the Purchaser from effectually and legally purchasing the Shares pursuant to the terms and provisions of this Agreement.

3.4           Brokers’ Fees.  The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

3.5           Information.  The Purchaser has relied solely on the reports of COCP filed with the SEC, other publicly available information and other written and electronic information prepared by COCP in making its decision to purchase the Shares. The Purchaser acknowledges that the purchase of the Shares entails a high degree of risk including the risks highlighted in the risk factors contained in filings by COCP with the SEC including its annual report on Form 10-K for the year ended December 31, 2014 and subsequent Form 10-Qs. The Purchaser represents that it has had an opportunity to ask questions and receive answers from COCP regarding the terms and conditions of this Agreement and the reasons for this offering, the business prospects of COCP, the risks attendant to COCP’s business, and the risks relating to an investment in COCP. The Purchaser acknowledges the receipt (without exhibits) of or access to the reports filed with SEC at www.sec.gov which includes COCP’s reports referred to in this Section 3.5.

3.6           Investment.  The Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Purchaser understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Act, the Shares must be held indefinitely.

3.7           Restricted Securities.  The Purchaser understands that the Shares have not been registered under the Act in reliance on an exemption from registration under the Securities Act of 1933 (the “Act”) pursuant to Section 4(a)(2) thereof and Rule 506(b) thereunder and the Shares will bear a restrictive legend.

3.8           Investment Experience.  The Purchaser represents that it is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Act, for one of the reasons on the attached Exhibit B to this Agreement. The Purchaser represents and acknowledges that (i) it is experienced in evaluating and investing in private placement transactions in similar circumstances, (ii) it has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the investment in the Shares, (iii) it is able to bear the substantial economic risks of an investment the Shares for an indefinite period of time, (iv) it has no need for liquidity in such investment, (v) it can afford a complete loss of such investment, and (vi) it has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Shares to evaluate the merits and risks of the purchase of the Shares and to make an informed investment decision with respect thereto.

3.9           No General Solicitation.  The offer to sell the Shares was directly communicated to the Purchaser by COCP.  At no time was the Purchaser presented with or solicited advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation by a person not previously known to the undersigned in connection with the communicated offer.

4.             Survival of Representations and Warranties and Agreements.  All representations and warranties of the Parties contained in this Agreement shall survive the closing.

5.             Indemnification.

5.1           Indemnification Provisions for Benefit of the Purchaser.  In the event COCP breaches any of its representations, warranties, and/or covenants contained herein, and provided that the Purchaser makes a written claim for indemnification against COCP, then COCP agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses.

5.2           Indemnification Provisions for Benefit of COCP.  In the event the Purchaser breaches any of its representations, warranties, and/or covenants contained herein, and provided that COCP makes a written claim for indemnification against the Purchaser, then the Purchaser agrees to indemnify COCP from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses.

6.             Post-Closing Covenants. The Parties agree as follows with respect to the period following the closing:

6.1            General.  In case at any time after the closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Section 5).

6.2           Company.  COCP hereby covenants that, after the closing, COCP will, at the request of Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser and its right, title and interest in the Shares, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement.

7.             Expenses.  Except as otherwise provided in this Agreement, all Parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein.

8.             Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.             Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.           Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement.

11.           Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, as follows:

To COCP:                                                            Cocrystal Pharma, Inc.
1860 Montreal Road
Tucker, Georgia 30084
Attention:  Mr. Walt Linscott
Email: wlinscott@cocrystalpharma.com

To the Purchaser:                                                      The address set forth on the signature page attached hereto or to such other address as any of them, by notice to the other may designate from time to time.

12.           Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, including the fees on appeal, costs and expenses.

13.           Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Delaware.

14.           Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

15.           Assignment.  No Party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other Party.

16.           Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO COCP, AN AGENT OF COCP OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.  PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST.  NOTICE SHOULD BE GIVEN TO COCP TO THE ATTENTION OF WALT LINSCOTT AT THE ADDRESS SET FORTH IN SECTION 11 OF THIS AGREEMENT.

[Signature Page Attached]

IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

COCRYSTAL PHARMA, INC.:

By: Walt Linscott,
General Counsel

PURCHASER:

By: ________________________________ (Print Name and Title)

Address:______________________________ _____________________________________ Email:________________________________

Tax ID of Purchaser: ____________________

Amount Invested: $__________________ with the number of shares based upon the per share purchase price set forth in Section 1.

Exhibit A
(Cocrystal Wire Instructions)

Exhibit B

Accredited Investor Questionnaire

For Individual Investors Only:

(1)           I am an accredited investor because I have an individual net worth, or my spouse and I have combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

(2a)         I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the last two completed years and I reasonably expect to have an individual income in excess of $200,000 this year.

(2b)         Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3)           I am a director or executive officer of the Company.

Other Investors:

(4)           The undersigned is one of the following:  any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S.  Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5)           The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6)           The undersigned is a organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7)           The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(8)           The undersigned is an entity in which all of the equity owners are accredited investors.